EXHIBIT 10.3


                                Sanwa Bank Plaza
                            601 South Figueroa Street
                          Los Angeles, California 90017


To:        Truckee River Bank
           P.O. Box 61000
           Truckee, Ca  96160
           Attn:  Mr. Bill McGaughey

Re:        INTEREST RATE SWAP AGREEMENT

Date:      March 1, 1996



Dear Sir,

         The purpose of this letter agreement is to confirm the terms and conditions of the Derivative Transaction entered into between us on the Trade Date specified below (the "Specified Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the agreement specified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement and Schedule dated as of March 1, 1996 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         TYPE OF TRANSACTION:                Interest Rate Swap

         NOTIONAL AMOUNT:                    US $20,000,000.00

         TRADE DATE:                         March 1, 1996

         EFFECTIVE DATE:                     March 5, 1996

         TERMINATION DATE:                   March 5, 1999 subject to
                                             adjustment in accordance with
                                             the Modified Following Business
                                             Day Convention.

Truckee River Bank
March 1, 1996
page 2

     FIXED AMOUNTS:

             FIXED RATE PAYER:               Sanwa Bank California

             FIXED RATE:                     8.17%

             FIXED RATE PAYER PAYMENT DATES: The 5th day of June,
                                             September, December &
                                             March commencing March 5,
                                             1996 up to and including
                                             the Termination Date,
                                             subject to adjustment in
                                             accordance with the
                                             Modified Following
                                             Business Day convention.

             FIXED RATE DAY COUNT:        Actual/360

     FLOATING AMOUNTS:

             FLOATING RATE PAYER:         Truckee River Bank

             FLOATING RATE PAYMENT DATES: The 5th day of June,
                                          September, December &
                                          March commencing March 5,
                                          1996 up to and including
                                          the Termination Date,
                                          subject to adjustment in
                                          accordance with the
                                          Modified Following
                                          Business Day convention.

             FLOATING RATE OPTION:       USD - Prime-H.15

             FLOATING RATE DAY
             COUNT FRACTION:             Actual/360

             RESET DATES:                Daily

             COMPOUNDING:                Not Applicable

             METHOD OF AVERAGING:        Weighted Average Method

             CALCULATION AGENT:          Sanwa Bank California

             BUSINESS DAY CENTERS:       New York

             ROUNDING CONVENTION:        The simple arithmetic
                                         mean of rates expressed
                                         as a percentage rounded
                                         to five decimal places.

Truckee River Bank
March 1, 1996
page 3

3.       ACCOUNT DETAILS:

         PAYMENTS TO TRUCKEE:             Federal Reserve Bank
                                          ABA 1211-3818-1
                                          Truckee River Bank

         PAYMENTS TO SANWA:               Federal Reserve Bank
                                          ABA 1220-0351-6
                                          Attn:  Treasury Dept.

4.       Modifications to Agreement:

         Each party represents to the other party on the date hereof that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this transaction):

         (A) Non-Reliance. It has made its own independent decision to enter into this transaction, is acting at arm's length for its own account, and is not relying on any communication (written or oral) of the other party as a recommendation or investment advice regarding this transaction.

         (B) Evaluation and understanding. It has the capability to evaluate and understand (on its own behalf or through independent professional advice), and does understand, the terms, conditions and risks of this transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning a copy of this facsimile transmission or sending a return telex or facsimile transmission to the attention of Mitchie Villegas, fax number 213-896-7060.

         We  are  very  pleased  to  have   executed  this  Interest  Rate  Swap
Transaction with you.


                                                   Confirmed as of the date
For and on behalf of:                              first above written:

SANWA BANK CALIFORNIA                              TRUCKEE RIVER BANK


By:      /s/ Hideo Koshibe                         /s/ William H. McGaughey

Name:  Hideo Koshibe                               Name:  William H. McGaughey
Title: Senior Vice President/                      Title: Senior Vice President/
           Treasurer                                        Treasurer